GENERAL RELEASE AGREEMENT This General Release Agreement (this “Agreement”) is entered into this 6th day of July 2018, by and among Peter Hunt, an individual (“Employee”), Virgin America Inc., a Delaware corporation (the “Corporation”), and Alaska Airlines, Inc., an Alaska corporation (“Alaska”) (individually, a “party” and collectively, the “parties”). WHEREAS, Employee previously agreed to work through a June 14, 2018 employment period (“Employment Period”); WHEREAS, Employee worked through Employee’s Employment Period; WHEREAS, the parties have agreed that Employee’s employment with the Corporation and Alaska terminated on June 14, 2018 (the “Separation Date”); WHEREAS, Employee received a payment of $5,979,295.67 on December 19, 2016, such amount representing the value as of December 14, 2016 of Employee’s stock in the Corporation, which vested on an accelerated basis on December 14, 2016; WHEREAS, Employee received a payment of $1,372,967 on February 13, 2017, such amount representing the amount Employee would have received under the Virgin America Inc. Change in Control Severance Plan (and Summary Plan Description) Effective November 19, 2014 (“CIC Plan”) as a cash severance payment (“Closing Bonus”) had Employee not waived Employee’s rights under the CIC Plan in the Alaska Airlines Offer Letter (as defined below) and the July 2016 General Release Agreement (as defined below); WHEREAS, Employee received a payment of $186,030.10 on March 10, 2017, such amount representing the amount that Employee received under the Virgin America Inc. Management Executive Compensation Plan (“ICP Plan”) for fiscal year 2016; WHEREAS, Employee received a payment of $450,450.18 on January 26, 2018 pursuant to the Alaska Airlines Offer Letter (as defined below), such amount representing the amount that Employee received under the Alaska Air Group, Inc. Performance-Based Pay Plan (“PBP Plan”) for fiscal year 2017; and WHEREAS, subject to Employee’s timely execution and delivery, and non-revocation of this Agreement, the parties acknowledge that Employee is entitled to the following severance benefits (collectively referred to herein as “Severance Benefits”): (a) Vesting of Employee’s “First Grant” (as that term was defined in the Alaska Airlines Offer Letter (as defined below) of RSUs, such RSUs to be settled in accordance with the terms of the grant agreement for the First Grant; (b) Vesting of Employee’s “Second Grant” (as that term was defined in the Alaska Airlines Offer Letter (as defined below) of RSUs, such RSUs to be settled in accordance with the terms of the grant agreement for the Second Grant; 1

(c) A cash payment in the amount of $14,281.44, such amount representing a payment that Employee may use to cover certain healthcare expenses if Employee so chooses (“Cash Healthcare Payment”) and such Cash Healthcare Payment to be paid on or before August 13, 2018; (d) A cash payment in the amount of $121,875, such amount representing a pro-rated payment under the PBP Plan based on Employee’s target participation rate for five (5) months of Employee’s employment in 2018 (“2018 PBP Payment”) and such 2018 PBP Payment to be paid on or before August 13, 2018; (e) Career counseling and career transition consulting services in an amount of up to $10,000, which will be available to Employee as of the Separation Date, provided by Lee Hecht Harrison, and billed directly to Alaska; and (f) Lifetime, positive-space, first-class cabin air travel for Employee, Employee’s covered family members, and dependents1 for leisure travel (“Travel Benefits”), such Travel Benefits to be on flights operated by Alaska Airlines, Inc. and flights operated by Horizon Air Industries, Inc. and SkyWest on behalf of Alaska Airlines, Inc. under capacity purchase arrangements. NOW, THEREFORE, in consideration of the covenants undertaken and the releases contained in this Agreement, the parties agree as follows: I. Termination. Employee’s employment with the Corporation, Alaska, and with any of their subsidiaries and affiliates terminated on the Separation Date. Employee waives any right or claim to reinstatement as an employee of the Corporation, Alaska, or any of their subsidiaries and affiliates. Employee hereby confirms that Employee terminated from any position as an officer, director, employee, member, and in any other capacity with the Corporation, Alaska, or any of their subsidiaries and affiliates that the Employee may have previously had, and Employee does not currently hold any such position. II. Delivery of Release Agreement. The parties acknowledge and agree that Employee’s right to receive the Severance Benefits provided for herein is subject to Employee’s timely execution and delivery of this Agreement to Alaska no later than 11:59 p.m. Pacific Daylight Time on July 29, 2018 and Employee’s not revoking this Agreement pursuant to any revocation right afforded by applicable law. Employee must email an executed copy of this Agreement to employee.records@alaskaair.com. To revoke the Agreement, Employee must email employee.records@alaskaair.com with notice of revocation. III. Continuing Obligations. Employee’s right to receive the Severance Benefits provided herein is subject to Employee’s continued compliance with Employee’s obligations hereunder. In addition, in order to receive the Travel Benefits described herein, the Employee must timely remit all necessary travel-related tax payments and withholdings to Alaska through the payment means established by Alaska (including as those payment means may change from 1 “Covered family members” and “dependents” will mean a spouse or domestic partner and dependent children under age 19 or between the ages of 19 and 25 who are full-time students, who are at least 50% financially dependent on the Employee, and whose permanent residence is with the Employee. 2 time to time) so that Alaska can timely remit all necessary travel-related taxes to the proper taxing authorities. If the Employee fails to timely remit any such payments, then the Employee’s Travel Benefits will be subject to cancellation by Alaska. Employee will receive an IRS Form W-2 for the imputed value of Travel Benefits based on the same methodology used by Alaska. IV. Acknowledgment of Final Wage Payments. Employee acknowledges and agrees that Employee’s employment with the Corporation, Alaska, and with any of their subsidiaries and affiliates in any capacity terminated effective on the Separation Date. By signing below, Employee acknowledges that, except for the Severance Benefits provided for herein and any “true up” owed under the Alaska Air Group, Inc. Alaskasaver Plan (“Alaskasaver Plan”) for the 2018 plan year, the Corporation, Alaska, and their subsidiaries and affiliates have paid all salary, wages, bonuses, accrued vacation, commissions, reimbursement of expenses, and any and all other benefits and compensation that Employee earned during Employee’s employment with the Corporation and Alaska. All benefits and perquisites of employment other than the Severance Benefits provided for herein and any above-referenced “true up” ceased as of the Separation Date and Employee will not receive any further salary, bonuses, vacation, vesting of any equity or benefits, or other forms of compensation other than the Severance Benefits provided herein after the Separation Date from the Corporation, Alaska, or any of their subsidiaries or affiliates. Employee agrees that all payments due to Employee from the Corporation, Alaska, or any of their subsidiaries and affiliates after the Separation Date shall be determined under this Agreement and the First Grant and Second Grant grant agreements and not under the Employee’s offer letter dated May 26, 2011 with the Corporation (“Offer Letter”), Employee’s offer letter from Alaska Airlines, Inc. dated July 8, 2016 (“Alaska Airlines Offer Letter”), the general release agreement between Employee and the Corporation dated July 11, 2016 (“July 2016 General Release Agreement”), the first supplemental release agreement between Employee and the Corporation dated January 16, 2017 (“January 2017 First Supplemental Release Agreement”), the CIC Plan, the PBP Plan, and/or any other documents. V. Waiver of Any Rights Under Other Agreements or Plans. In consideration for the Severance Benefits and without limiting the generality of the releases set forth in Sections VI-VIII below, Employee hereby expressly and irrevocably waives Employee’s rights to receive any payments or benefits under the Offer Letter, Alaska Airlines Offer Letter, the July 2016 General Release Agreement, the January 2017 First Supplemental Release Agreement, the CIC Plan, the PBP Plan, the Alaska Air Group, Inc. Operational Performance Rewards Plan (“OPR Plan”) Plan, and any other Corporation, Alaska, or Alaska Air Group, Inc. benefits plans or programs, including, without limitation, any severance payments, other payments, or benefits provided in the Offer Letter, Alaska Airlines Offer Letter, the July 2016 General Release Agreement, the January 2017 First Supplemental Release Agreement, the CIC Plan, the PBP Plan, the OPR Plan, and any other Corporation, Alaska, or Alaska Air Group, Inc. benefits plans and/or programs, and hereby acknowledges and agrees that Employee’s rights with respect to such Offer Letter, Alaska Airlines Offer Letter, the July 2016 General Release Agreement, the January 2017 First Supplemental Release Agreement, the CIC Plan, the PBP Plan, the OPR Plan, and any other Corporation, Alaska, or Alaska Air Group, Inc. benefits plans and/or programs have terminated except as set forth in Section IV above. Notwithstanding the foregoing, Employee’s obligations under the “Confidentiality/Proprietary Information” section of such Offer Letter, if any, the Team Member Invention Assignment and Confidentiality Agreement with the Corporation or Alaska, if any, under Section XI below (or any other confidentiality or 3 similar agreement between Employee and the Corporation or Alaska or any Alaska Air Group, Inc. or Alaska policy currently in effect), and the First Grant and Second Grant grant agreements continue in effect. VI. Release. Employee, on Employee’s own behalf and on behalf of Employee’s descendants, dependents, heirs, executors, administrators, assigns, and successors, and each of them, hereby acknowledges full and complete satisfaction of and releases and discharges and covenants not to sue the Corporation, Alaska, and each of their respective divisions, subsidiaries, parents, or affiliated corporations, past and present, and each of them, as well as their assignees, successors, directors, officers, stockholders, partners, representatives, attorneys, agents, or employees, past or present, or any of them (individually and collectively, “Releasees”), from and with respect to any and all claims, agreements, obligations, demands, and causes of action, known or unknown, suspected or unsuspected, arising out of or in any way connected with Employee’s employment or any other relationship with or interest in the Corporation or Alaska or the termination thereof, including, without limiting the generality of the foregoing, any claim for severance pay, profit sharing, bonus or similar benefit, equity-based awards and/or dividend equivalents thereon, pension, retirement, life insurance, health or medical insurance, or any other fringe benefit, or disability benefit, or any other claims, agreements, obligations, demands, and causes of action, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Releasees committed or omitted prior to the date of this Agreement, including, without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act, the Family and Medical Leave Act, the Fair Credit Reporting Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Sarbanes-Oxley Act, the California Fair Employment and Housing Act, the California Labor Code (including, by way of example but not of limitation, Section 132a), the California Worker Adjustment and Retraining Notification Act, the California Fair Pay Act, the California Business and Profession Code, the Industrial Welfare Commission Wage Orders, the California Family Rights Act, or any other federal, state, or local law, principle of law, regulation, or ordinance (collectively, the “Claims”); provided that such release and covenant not to sue shall not limit Employee’s rights, benefits, or Claims under (i) this Agreement, (ii) the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), (iii) any applicable Corporation or Alaska indemnification, including the indemnification provisions in the Corporation’s certificate of incorporation and/or bylaws, as applicable, and in any written indemnification agreement in effect on April 1, 2016, (iv) any Alaska insurance policy or Corporation insurance policy in effect on or before the date of the closing of the purchase of Virgin America Inc. by Alaska Air Group, Inc., including any automobile insurance, general liability insurance, director & officer liability insurance, employment practices liability insurance, and fiduciary liability insurance, or (v) the Alaskasaver Plan and/or the Virgin America Inc. 401(k) Plan in accordance with the terms of the applicable plan, as administered by the Corporation or Alaska or their delegates, as applicable, in accordance with the Internal Revenue Code; and provided further that this release does not cover any Claim that cannot be so released as a matter of applicable law, including, but not limited to, the right to file a charge with or participate in an investigation conducted by certain government agencies. Employee does waive, however, any damages or individual relief, including monetary relief, should any agency pursue any claims on Employee’s behalf, if this waiver is permitted by applicable law. Employee acknowledges and agrees that Employee has received any and all leave and other 4 benefits that Employee has been and is entitled to pursuant to the Family and Medical Leave Act of 1993. Employee further acknowledges and represents that Employee is not aware of any facts that would establish or support any violation by the Corporation or Alaska of AIR21 or any FAA safety regulations, or of other safety or security-related laws that apply to the Corporation or Alaska. VII. 1542 Waiver. It is the intention of Employee in executing this Agreement that the same shall be effective as a bar to each and every Claim hereinabove specified. In furtherance of this intention, Employee hereby expressly waives any and all rights and benefits conferred upon Employee by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement (including, without limitation, the Release set forth above) shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected Claims, if any, as well as those relating to any other Claims hereinabove specified. SECTION 1542 provides: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” Employee acknowledges that Employee may hereafter discover Claims or facts in addition to or different from those which Employee now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, Employee hereby waives any right, Claim or cause of action that might arise as a result of such different or additional Claims or facts. Employee acknowledges that Employee understands the significance and consequences of the foregoing Release and such specific waiver of SECTION 1542. VIII. ADEA Waiver. Employee expressly acknowledges and agrees that by entering into this Agreement, Employee is waiving any and all rights or claims that Employee may have arising under the Age Discrimination in Employment Act of 1967, as amended (“ADEA”), which have arisen on or before the date of execution of this Agreement. Employee further expressly acknowledges and agrees that: (a) In return for this Agreement, Employee will receive consideration (i.e., something of value) beyond that which Employee was already entitled to receive before entering into this Agreement; (b) Employee is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement; (c) Employee was given a copy of this Agreement and Information and Eligibility Criteria Notice Pursuant to the Older Workers Benefit Protection Act Disclosure Under Title 29 U.S. Code Section 626(f)(1)(H) (“Exhibit A”) on June 14, 2018 and was then informed that Employee had forty-five (45) days within which to consider this Agreement and 5 that if Employee wished to execute this Agreement prior to expiration of such period, Employee will have done so voluntarily (after consultation with counsel, if Employee so chose) and with full knowledge that Employee is waiving Employee’s right to have the full duration of such period to consider this Agreement; and that such period to consider this Agreement would not and will not be re-started or extended based on any changes, whether material or immaterial, that are or were made to this Agreement within such period after Employee received it; (d) Nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law; and (e) Employee was informed that Employee has seven (7) days following the date of execution of this Agreement in which to revoke this Agreement, and this Agreement will become null and void if Employee elects revocation during that time. Any revocation must be in writing, by email, and must be received by employee.records@alaskaair.com during the seven- day revocation period. In the event that Employee exercises Employee’s right of revocation, this Agreement will not be effective, and neither the Corporation, Alaska, nor Employee will have any obligations under this Agreement. IX. No Transferred Claims. Employee represents and warrants to the Corporation and Alaska that Employee has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof. X. Cooperation. Following the Separation Date, Employee will cooperate with the Corporation or Alaska in connection with any internal or governmental investigation or administrative, regulatory, arbitral, or judicial proceeding involving the Corporation, Alaska, or any of their parents, subsidiaries, or affiliates (collectively, the “Company Group”) with respect to matters relating to Employee’s employment or engagement with the Corporation, Alaska, or Company Group (collectively, “Litigation”). This cooperation includes, but is not limited to, Employee making Employee available to the Corporation, Alaska, or any other member of the Company Group (or their respective attorneys or auditors) upon reasonable notice for: (i) interviews, factual investigations, and providing declarations or affidavits that provide truthful information in connection with any Litigation; (ii) appearing at the request of the Corporation, Alaska, or any member of the Company Group to give testimony without requiring service of a subpoena or other legal process; and (iii) volunteering to the Corporation, Alaska, or any member of the Company Group pertinent information or documents related to any Litigation. Alaska shall reimburse Employee for reasonable expenses that Employee incurs in connection with such cooperation in accordance with Alaska’s business expense reimbursement policies. XI. Confidentiality. Employee hereby acknowledges and agrees that Employee is and will continue to be subject to any confidentiality or other restrictive covenants in favor of the Corporation or Alaska as and to the extent provided for in the Offer Letter, in the Corporation’s Playbook, Alaska’s People Policies, the Alaska Air Group Code of Conduct, and/or any employment agreement, confidentiality agreement, offer letter, or similar agreement Employee may have with the Corporation or Alaska and Employee further acknowledges and agrees that, to 6 the extent not governed by one of the referenced policies, agreements, or documents, Employee will not disclose confidential and proprietary business information about the Corporation, Alaska, Horizon Air Industries, Inc., or Alaska Air Group, Inc., including, but not limited to, non-disclosure of business marketing plans, business and pricing strategies, trade secrets, personally identifiable information about guests and/or employees, future route and/or service offerings, financial forecasts, engineering ideas and designs, or vendor arrangements (the “Confidentiality Obligations”). In addition, the parties hereby acknowledge and agree that the information contained in this Agreement and any communications related to this Agreement are confidential and shall not be disclosed by a party to any other person, except as required to comply with applicable law and except for necessary disclosure to a party’s respective subsidiaries and affiliates and legal, tax, and financial advisors who also agree to keep such information confidential. Notwithstanding the foregoing sentence, a party may truthfully respond to a lawful and valid subpoena or other legal process and may disclose such information where required to satisfy legal requirements. In addition, nothing herein shall preclude a party from providing truthful information or documents to a government authority with jurisdiction over such party in connection with an investigation by that authority, as to a possible violation of applicable law. XII. Miscellaneous. A. Successors. (i) This Agreement is personal to Employee and shall not, without the prior written consent of Alaska, be assignable by Employee. (ii) This Agreement shall inure to the benefit of and be binding upon the Corporation, Alaska, and their respective successors and assigns and any such successor or assignee shall be deemed substituted for the Corporation or Alaska under the terms of this Agreement for all purposes. As used herein, “successor” and “assignee” shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the ownership of the Corporation or Alaska or to which the Corporation or Alaska assigns this Agreement by operation of law or otherwise. B. Waiver. No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach. C. Modification. This Agreement may not be amended or modified other than by a written agreement executed by Employee and the Chief Executive Officer of the Corporation or Alaska or their designee. D. Complete Agreement. This Agreement constitutes and contains the entire agreement and final understanding concerning Employee’s relationship with the Corporation, Alaska, and their subsidiaries and affiliates and the other subject matters addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matters hereof. Any representation, promise, or agreement not specifically included in this Agreement shall not be 7 binding upon or enforceable against either party. This Agreement is an integrated agreement; provided, however, that Employee’s obligations under the Confidentiality Obligations and the First Grant and Second Grant grant agreements are outside the scope of this integration provision. E. Severability. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement, which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable. F. Governing Law. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws. G. Legal Counsel; Mutual Drafting. Each party recognizes that this is a legally binding contract and acknowledges and agrees that they have had the opportunity to consult with legal counsel of their choice. Each party has cooperated in the drafting, negotiation, and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against either party on the basis of that party being the drafter of such language. Employee agrees and acknowledges that Employee has read and understands this Agreement, is entering into it freely and voluntarily, and has been advised to seek counsel prior to entering into this Agreement and has had ample opportunity to do so. H. Notices. (i) All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made if delivered by hand, otherwise delivered against receipt therefor, or sent by registered or certified mail, postage prepaid, return receipt requested, unless expressly provided for otherwise in this Agreement. Any notice shall be duly addressed to the parties hereto as follows: (a) if to the Corporation: Virgin America Inc. Attn: Ben Minicucci, Chief Executive Officer, Virgin America Inc. 19300 International Boulevard Seattle, WA 98188 with a copy to: Alaska Airlines, Inc. 19300 International Boulevard SeaTac, WA 98188 Attn: Vice President, People 8

(b) if to Alaska: Alaska Airlines, Inc. 19300 International Boulevard SeaTac, WA 98188 Attn: Vice President People (c) if to Employee, at the last address of Employee on the books of Alaska. (ii) Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice. Any communication shall be effective when delivered by hand, when otherwise delivered against receipt therefor, or five (5) business days after being mailed in accordance with the foregoing. I. Counterparts. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed original. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose. J. Arbitration of Disputes. Disputes or controversies arising under Section XI or Employee’s Confidentiality Obligations may be brought only by a party in the state or federal courts located in San Mateo or San Francisco County, California. Any remaining and timely controversy or claim arising out of or relating to this Agreement, its enforcement, arbitrability, interpretation, and/or the termination thereof, the employment or other relationship between the parties and/or the termination thereof, or any alleged breach, default, or misrepresentation in connection with this Agreement or any of its provisions, including, by way of example but not of limitation, and, without limiting the generality of the foregoing, any alleged violation of local, state, or federal statute, common law, or constitution, regardless of which party is pressing the claim, shall be submitted to final and binding arbitration, to be held in San Francisco, California, before a single arbitrator selected from the Judicial Arbitration and Mediation Services, Inc. (“JAMS”), in accordance with the then-current JAMS Arbitration Rules and Procedures for employment disputes (which may be found at www.jamsadr.com under the Rules/Clauses tab), as modified by the terms and conditions in this paragraph; provided, however, that this agreement to arbitrate does not apply to any claims that as a matter of law cannot be subject to arbitration. The parties will select the arbitrator by mutual agreement or, if the parties cannot agree, then by striking from a list of qualified arbitrators supplied by JAMS from its labor and employment law panel. Final resolution of any dispute through arbitration may include any remedy or relief that is provided for by any applicable law. Statutes of limitations shall be the same as would be applicable if the action were brought in court. The arbitrator selected pursuant to this Agreement will allow such discovery as is necessary for a full and fair exploration of the issues and dispute, consistent with the expedited nature of arbitration. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator under this Agreement shall be final and binding on the parties to this Agreement and may be enforced by any court of competent jurisdiction. Alaska will pay all arbitration costs, including the arbitrator’s fees, provided that if Employee is the party initiating the claim, 9

Employee will pay an arbitration filing fee not to exceed the filing fee to initiate a claim in the court of general jurisdiction in the state in which Employee is (or was last) employed by Alaska, recognizing, however, that each side bears its own deposition, witness, expert and attorneys’ fees and other expenses to the same extent as if the matter were being heard in court. If, however, any party prevails on a claim, which affords the prevailing party attorneys’ fees and costs, then the arbitrator may award reasonable fees and costs to the prevailing party. The arbitrator may not award fees or costs to a party that would not otherwise be entitled to such an award under applicable law. The arbitrator shall resolve any dispute as to the reasonableness of any fee or cost. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action or proceeding brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with this Agreement (and/or the termination thereof), the employment or other relationship between the parties (and/or the termination thereof), and/or any alleged breach, default, or misrepresentation in connection with this Agreement or any of its provisions. K. Number and Gender. Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders. L. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. M. Taxes. Alaska has the right to withhold from any payment hereunder the amount required by law to be withheld with respect to such payment or other benefits provided to Employee. Other than as to such withholding right, Employee shall be solely responsible for any taxes due as a result of the payments and benefits received by Employee contemplated by this Agreement. [Remainder of page intentionally left blank.] 10

I have read the foregoing agreement and I accept and agree to the provisions it contains and hereby execute it voluntarily with full understanding of its consequences. EXECUTED this 6th day of July (month), 2018, at San Francisco (city), CA (state). Employee /S/ Peter Hunt Peter Hunt EXECUTED this 17th day of July 2018, at Seattle, Washington. Virgin America Inc., a Delaware corporation, Alaska Airlines, Inc., an Alaska corporation, /S/ Ben Minicucci By: Ben Minicucci Their: Chief Executive Officer of Virgin America, Inc. and President and Chief Operating Officer of Alaska Airlines, Inc. 11

EXHIBIT A - ADEA RELEASE AGREEMENT

INFORMATION AND ELIGIBILITY CRITERIA NOTICE PURSUANT TO THE OLDER WORKERS BENEFIT PROTECTION ACT DISCLOSURE UNDER TITLE 29 U.S. CODE SECTION 626(f)(1)(H)

DISCLOSURE STATEMENT – FEBRUARY 25, 2018

Pursuant to the Older Workers Benefits Protection Act, this is a list of the departments, job titles and ages (as of the date listed above) of Alaska Airlines, Inc. employees who were formerly Virgin America Inc. employees on December 14, 2016, except those who are part of a collective bargaining unit, who are selected and not selected for involuntary termination or position elimination. Employees listed as "Selected" were selected for involuntary termination or position elimination based on position and responsibilities, in light of projected overlap and anticipated needs given the Alaska Air Group, Inc. purchase of Virgin America Inc. and eventual merger of Virgin America Inc. operations into Alaska Airlines, Inc. operations. Employee terminations began occurring following the close of the purchase of Virgin America Inc. by Alaska Air Group, Inc. on December 14, 2016, and are scheduled to proceed for approximately twenty-five (25) months thereafter. Employees listed as "Not Selected" have been offered roles in the combined Virgin America Inc.-Alaska Airlines, Inc. organization in a non-collective bargaining unit position.

Employees listed as "Not Selected" and denoted with an asterisk ("*") were initially selected but applied for and received a new position within the combined Virgin America Inc.-Alaska Airlines, Inc. organization.

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
Airports & Guest Services	Administrative Assistant	Airports & Guest Services	Coordinator Station Operations		61
Airports & Guest Services	Customer Service Agent Zone 1	Airports & Guest Services	Policy & Procedure Spclst II		28
Airports & Guest Services	Guest Relations Agent	Airports & Guest Services	Guest Relations Agent	35, 44	27, 61
Airports & Guest Services	Guest Relations Specialist	Airports & Guest Services	Guest Relations Specialist	30, 33, 33, 44, 55, 62	42, 52, 61
Airports & Guest Services	Guest Relations Supervisor	Airports & Guest Services	Guest Relations Supervisor		30, 33
Airports & Guest Services	Guest Services Manager	Airports & Guest Services	Director Station Operations		46
Airports & Guest Services	Guest Services Manager	Airports & Guest Services	Mgr Station Admin & Compliance		47
Airports & Guest Services	GuestRelations Insight Analyst	Airports & Guest Services	GuestRelations Insight Analyst	35	
Airports & Guest Services	Manager, Guest Relations	Airports & Guest Services	Ticket Counter Manager		47
Airports & Guest Services	Manager, OCC GS Support	Airports & Guest Services	Manager, OCC GS Support	60	
Airports & Guest Services	OCC Guest Services Supervisor	Airports & Guest Services	Mgr Customer Operations SOC		34, 34, 35
Airports & Guest Services	OCC Guest Services Supervisor	Airports & Guest Services	OCC Guest Services Supervisor	34	
Airports & Guest Services	Ramp Operations Supervisor	Airports & Guest Services	Station Duty Manager		28, 34

12

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
Airports & Guest Services	Ramp Operations Supervisor	Airports & Guest Services	Station Supervisor		28, 29, 30, 31, 32, 33, 39, 39, 44, 49, 55, 66
Airports & Guest Services	Station Director	Airports & Guest Services	MD, Station Operations Seattle		46
Airports & Guest Services	Station Manager III	Airports & Guest Services	Customer Service Manager II		51
Airports & Guest Services	Station Manager Level II	Airports & Guest Services	Customer Service Manager I		26, 40, 42, 59
Airports & Guest Services	Station Manager Level II	Airports & Guest Services	Customer Service Manager II		36, 45, 45
Airports & Guest Services	Station Manager Level II	Airports & Guest Services	Manager Ground Operations II		50*, 54
Airports & Guest Services	Station Manager Level II	Airports & Guest Services	Station Manager Level II	60	
Airports & Guest Services	Supv, Procedures and Process	Airports & Guest Services	Supv, Procedures and Process		48
Airports & Guest Services	Supv. Airport Gst Svcs II	Airports & Guest Services	Station Duty Manager		33
Airports & Guest Services	Supv. Airport Gst Svcs II	Airports & Guest Services	Station Supervisor		29, 36*, 45, 48
Airports & Guest Services	Supv. Airport Gst Svcs II	Airports & Guest Services	Supv. Airport Gst Svcs II	41, 42	
Airports & Guest Services	Supv. Airport Gst Svcs. I	Airports & Guest Services	Station Duty Manager		44, 52
Airports & Guest Services	Supv. Airport Gst Svcs. I	Airports & Guest Services	Station Supervisor		26, 27*, 30, 30, 31, 35, 35, 37, 41*, 42*, 44, 44, 49, 56
Airports & Guest Services	Supv. Airport Gst Svcs. I	Airports & Guest Services	Supv. Airport Gst Svcs. I	29, 31, 40	
Airports & Guest Services	Supv, Procedures and Process	Inflight	Inflight Supervisor		34*
Airports & Guest Services	Continuous Improvement Rep	Legal & Gov't Affairs	Sr Quality Assurance Auditor		30
Airports & Guest Services	Mgr, Continuous Improvement	Legal & Gov't Affairs	Sr Quality Assurance Auditor		51
Airports & Guest Services	Supv. Airport Gst Svcs II	Marketing	Onboard Food & Beverage Spclst		30
Airports & Guest Services	Customer Service Agent Zone 1	Operations Control Center	Manager Crew Planning - TEMP	60	
Airports & Guest Services	Lead Customer Service Agent Z2	Operations Control Center	Mgr Customer Operations SOC		25
Airports & Guest Services	Supv. Airport Gst Svcs II	Tech Operations	Mgr Central Reserv. Control		35*
Corporate Security	Director Security	Corporate Security	MD Security		58
Corporate Security	Manager Corporate Security	Corporate Security	Mgr Security Compliance Ops		48
Corporate Security	Regulatory Security Coordinato	Corporate Security	Physical Security		36

13

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
			Program Spec		
Corporate Security	Fraud Analyst	Marketing	Fraud Analyst	38	
Corporate Security	Security Investigative Manager	Marketing	Security Investigative Manager	41	
Executive	Executive Assistant to CEO	Executive	Executive Assistant to CEO	63	
Executive	SVP & CFO	Executive	President Virgin America	48	
Executive	VP, Controller	Executive	VP, Controller	47	
Executive	VP Rev Mgmt & Products	Planning	VP Revenue Management		54
Facilities	CRE Contract Services Manager	Facilities	CRE Contract Services Manager	64	
Facilities	Director, Real Estate/Facs	Facilities	MD CA Airport Real Estate		47
Finance	Accounts Payable Analyst	Finance	Accounts Payable Analyst	47	
Finance	Director, Revenue Accounting	Finance	Director, Revenue Accounting		53
Finance	Financial Plan & Analy Manager	Finance	Financial Plan & Analy Manager	37	
Finance	Guest Refunds Lead	Finance	Guest Refunds Lead	36	
Finance	Heavy Maint. Materials Supv	Finance	Heavy Maint. Materials Supv	70	
Finance	Junior Accountant Analyst	Finance	Junior Accountant Analyst	25	
Finance	Manager Accounts Payable	Finance	Manager Accounts Payable	37	
Finance	Materials Manager	Finance	Director SCM-Airbus Operations		46
Finance	Mgr. Revenue Acct.	Finance	Mgr. Revenue Acct.	33	
Finance	Payroll Analyst - NonCrew	Finance	Payroll Analyst - NonCrew	57	48
Finance	Sr Staff Accountant	Finance	Sr Staff Accountant	30	
Finance	Staff Accountant	Planning	Staff Accountant	39	
Finance	Heavy Materials Manager	Tech Operations	Manager Heavy Materials		57
Finance	Manager Accounting	Tech Operations	Manager Accounting	33, 39	
Finance	Sr Staff Accountant	Tech Operations	Sr Staff Accountant	28, 33, 60	
Finance	Staff Accountant	Tech Operations	Staff Accountant	28	
Flight Operations	Assistant Chief Pilot	Flight Operations	Director Base Chief Pilot		50
Flight Operations	Base Chief Pilot	Flight Operations	Director Base Chief Pilot		48, 49
Flight Operations	Crew Qualification Specialist	Flight Operations	Crew Qualification	37, 57	

14

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
			Specialist		
Flight Operations	Crew Records/Training Sch	Flight Operations	Flt Trn Resourse Pln Admstr		37
Flight Operations	Director FO Training	Flight Operations	Director FO Training		50
Flight Operations	Director,Flight Standards & QA	Flight Operations	Director Fleet Captain		43
Flight Operations	Executive Assistant	Flight Operations	Base Coordinator		39
Flight Operations	Flight Ops Engineer	Flight Operations	Flight Ops Engineer	52	26
Flight Operations	Ground School Instructor	Flight Operations	Flt Courseware Dev & Instruct		34, 55, 70
Flight Operations	Ground Training & Systems Mgr	Flight Operations	Flt Courseware Dev & Instruct		32
Flight Operations	Manager Flight Efficiency	Flight Operations	Manager Flight Efficiency	30	
Flight Operations	Mgr Inst Sys Design & Training	Flight Operations	Manager Flight Operations Trai		46
Flight Operations	Mgr. Flight Ops Engineering	Flight Operations	Principal Flight Ops Engineer		55
Flight Operations	Mgr. Tech Pubs.	Flight Operations	Mgr. Tech Pubs.	32	
Flight Operations	Standards Captain	Flight Operations	Line Pilots - Captain		43, 45, 50, 55
Flight Operations	Supv Pilot Crew Records/Sched	Flight Operations	Sr Flight Training Scheduler		47
Flight Operations	Technical Writer	Flight Operations	Technical Writer	32	
Flight Operations	Technical Data Mgmt Spec 3	Tech Operations	Engineering Specialist II		52
Inflight	Cabin Safety & Compliance Mgr	Inflight	Cabin Safety & Compliance Mgr	45	
Inflight	Catering Operations Analyst	Inflight	Catering Operations Analyst	32	52
Inflight	Director, Inflight	Inflight	MD Inflight Operations		53
Inflight	Flight Attendant Leader	Inflight	Inflight Supervisor		30
Inflight	In-Flight Manager	Inflight	Inflight Base Manager III		44, 45
Inflight	In-Flight Manager	Inflight	Inflight Duty Manager		53
Inflight	InFlight Operational Lead Supv	Inflight	Inflight Supervisor		40
Inflight	Inflight Policy& Proc Analyst	Inflight	Inflight Policy& Proc Analyst		51
Inflight	InFlight Supervisor	Inflight	Inflight Supervisor		39, 49, 50*, 61
Inflight	InFlight Supervisor	Inflight	Supervisor Inflght Performance		44
Inflight	Mgr. Inflight Catering	Inflight	Mgr. Inflight Catering	61	
Inflight	Project Manager, InFlight	Inflight	Project Manager,	41	

15

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
			InFlight		
Inflight	Uniforms& Promotions Supervisor	Inflight	Uniforms& Promotions Supervisor	31	
IT	Applications Administrator	IT	Applications Administrator		28, 37, 48
IT	Bus Systems Partner Manager	IT	Manager IT Applications		57
IT	Data Scientist Corp. Analytics	IT	Sr Solutions Architect		32
IT	Database Architect	IT	Senior Database Administrator		51
IT	Director IT Operations	IT	MD IT Operations	41	
IT	IT Business Systems Analy	IT	IT Business Systems Analy		56
IT	IT Business Systems Analy	IT	Solutions Architect		34, 48
IT	IT Project Analyst	IT	Sr Field Service Specialist		40
IT	IT Support Tech Analyst	IT	Field Services Technician I		36, 44
IT	IT Support Tech Analyst	IT	Field Services Technician II		28, 38, 38, 54
IT	Jr. Windows Systems Admin	IT	Enterprise Systems Engineer II		39, 41
IT	Linux Systems Administrator	IT	Enterprise Systems Engineer II		51
IT	Manager IT Technical Supp	IT	Manager IT Field Services		41
IT	Mgr. IT Infrastructure & Data	IT	Manager Compute Platforms		51
IT	Network Engineer	IT	Network Engineer III		34
IT	Network Engineer	IT	Network Operations Engineer II		38
IT	Senior Security Engineer	IT	Information Security Tools Eng		47
IT	Sr Applications Administrator	IT	Sr Applications Administrator		51
IT	Sr. Linux Systems Engineer	IT	Sr Enterprise Systems Engineer		38
IT	Sr. Telephony Engineer	IT	Voice Network Engineer		50
IT	Sr. Windows Systems Administra	IT	Sr Enterprise Systems Engineer		30
IT	Director, Software Engineering	Marketing	Director, Software Engineering	45	
IT	Jr. Software QA Engineer	Marketing	Jr. Software QA Engineer		33

16

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
IT	Manager, Web Technology & Test	Marketing	Manager, Web Technology & Test		40
IT	Mgr - Software Engineer	Marketing	Mgr - Software Engineer		34
IT	QA Java Engineer	Marketing	QA Java Engineer		29
IT	Sr. IT Architect	Marketing	Sr. IT Architect		48
IT	Sr. IT Web Developer	Marketing	Sr. IT Web Developer		47
IT	Sr. Software Test Engineer	Marketing	Sr. Software Test Engineer		32
IT	Mgr, MX Technical Projects	Tech Operations	MC Duty Manager		49
Marketing	Director,Guest Loyalty	Marketing	Director,Guest Loyalty	34	
Marketing	Manager, Product Development	Marketing	Director Onboard Brand Exp		53
Marketing	Manager, Web Development -Mktg	Marketing	Manager, Web Development - Mktg	48	
Marketing	Marketing Writer	Marketing	Senior Copywriter		40
Marketing	Sr Analyst,Marketing Analytics	Marketing	Personalization Strategy Mgr		28
Marketing	Manager, Maintenance Planning	Operations Control Center	Sector Manager		38*
Operations Control Center	Crew Payroll Supervisor	Flight Operations	Supervisor Crew Pay		37
Operations Control Center	Crew Planning Analyst	Flight Operations	Crew Planner II		32
Operations Control Center	Crew Resource Analyst	Flight Operations	Duty Mgr Pilot Crew Scheduling		45
Operations Control Center	Lead Crew Scheduler	Flight Operations	Tech Editor & Pubs Specialist		34
Operations Control Center	Supervisor, Crew Pay & Support	Flight Operations	Flt Ops QA & Sys Support Anlys		35
Operations Control Center	CSS Supervisor	Operations Control Center	Mgr on Duty, Crew Scheduling	33	
Operations Control Center	Manager Dispatch	Operations Control Center	Manager Dispatch	53	
Operations Control Center	Manager, OCC Policies & Admin	Operations Control Center	Director System Operations		40
Operations Control Center	System Ops Center Manager	Operations Control Center	System Ops Center Manager	41, 44, 59, 65	40
Operations Control Center	Manager Pilot Crew Scheduling	People	Manager, Labor Relations	39	
People	Corporate Learning Dev. Instr	Airports & Guest Services	Supv Instructional Design		47
People	InFlight Learning Instr II	Inflight	Flight Attendant Leader		52

17

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
People	Teammate& Community Events Mgr	Marketing	Marketing Manager - Bay Area		40*
People	HR Operations Manager	People	HR Operations Manager	39	
People	Leave of Absence Specialist	People	Leave of Absence Specialist	29	
People	LMS and Analytics Analyst	People	LMS and Analytics Analyst	33	
People	Manager Benefits and Wellness	People	Manager Benefits and Wellness	36	
People	Manager, Leave Administration	People	HR Business Partner		36
People	Manager, TM Relations Programs	People	Manager, TM Relations Programs	48	
People	Mgr Learning Ops & Delivery	People	Manager Training Delivery		45
People	Mgr. Travel & Accomodations	People	Mgr. Travel & Accomodations	60	
People	Ramp Instructor II	People	Training Delivery Specialist		37, 55
People	Recruitment Coordinator	People	Recruiter		28
People	Recruitment Coordinator	People	Recruitment Coordinator		42
People	Supv. GS & CC Learning	People	Manager, GS & CC Learning	31	
People	Talent Acquisition Manager	People	Senior Recruiter		49, 54
People	Team Travel Specialist	People	Team Travel Specialist	28	
People	Workers Comp Program Manager	People	Sr Leave& Disability Admnstrtr		31
Planning	National Acct Mgr (Corp)	Legal & Gov't Affairs	Gen Mgr Sales & Cmmnty Mktg		47
Planning	Sales & Distribution Analyst	Legal & Gov't Affairs	Community Relations Specialist		44
Planning	National Acct Mgr (Corp)	Planning	Sales & Community Mktng Mgr		41, 53
Planning	Sr Analyst - Schedule Planning	Planning	Sr Schedule Planning Analyst		34
Planning	Sr Analyst- Price and Rev Mgt	Planning	Mgr. Revenue Acct.	36	
Planning	Sr Analyst- Price and Rev Mgt	Planning	Sr Pricing Analyst		33
Planning	Sr Analyst- Price and Rev Mgt	Planning	Yield Mgmt Analyst II		35

18

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
Safety	ASAP Safety Manager	Safety	Safety Mgmt System ASAP Mgr		36
Safety	Emergency Prepardedness Mgr.	Safety	Emergency Prepardedness Mgr.	49	
Safety	FOQA Data Safety Analyst	Safety	FOQA Data Safety Analyst	33	
Sales	CC-QA Policy & Procedure Spec	Airports & Guest Services	CC-QA Policy & Procedure Spec	29	
Sales	Contact Ctr Systems Admin	Marketing	Call Center Technology Spclst		50*
Sales	eCommerce Specialist	Marketing	eCommerce Specialist		34
Sales	Reservation Systems Manager	Marketing	Reservation Systems Manager	43	
Sales	Sr. Reservation Systems Analys	Marketing	Sr. Reservation Systems Analys	33, 39	
Sales	Contact Center Strategy Mgr	Sales	Contact Center Strategy Mgr	53	
Sales	Executive Sales Support Spec	Sales	Executive Sales Support Spec	51	
Sales	Lead Reservations Sales Agent	Sales	Lead Reservations Sales Agent		50, 67
Sales	Manager Agency Distribution	Sales	Manager Agency Distribution	49	
Sales	Sr. Reservation Systems Analys	Sales	Sr. Reservation Systems Analys	34	
Tech Operations	Maintenance Analyst Planner	Flight Operations	MEL/CDL Program Manager		34
Tech Operations	Administrative Assistant	Tech Operations	Line Maintenance Coordinator		42
Tech Operations	Airworthiness Directive Coord	Tech Operations	Airworthiness Directive Coord		32
Tech Operations	Airworthiness Directive Coord	Tech Operations	Airworthiness Directve Analyst		38
Tech Operations	Business Process Manager	Tech Operations	Sr Business Process Analyst		63
Tech Operations	CASS Manager	Tech Operations	Manager Quality Assurance		48
Tech Operations	Dir Cabin Sys Proj Eng & PD	Tech Operations	MD Cabin Systems & Prod Design		37
Tech Operations	Director of MCC & Line Mainten	Tech Operations	MD MCC & Line Maintenance		55
Tech Operations	Director, Chief Engineer	Tech Operations	Director Chief Engineer		55
Tech Operations	Engine Records Analyst	Tech Operations	Aircraft Records Analyst II		58
Tech Operations	General Manager	Tech Operations	General		54

19

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
	Heavy MX		Manager Heavy MX		
Tech Operations	IFE Engineer	Tech Operations	Project Engineer II		33, 34
Tech Operations	Interiors Project Engineer	Tech Operations	Project Engineer II		41
Tech Operations	Lead Maintenance Technician	Tech Operations	Line Maintenance Supv		41
Tech Operations	Lead Maintenance Technician	Tech Operations	Maintenance Controller		37
Tech Operations	Line Maintenance Manager	Tech Operations	Maintenance Controller		45
Tech Operations	Line Maintenance Manager	Tech Operations	Manager, Line Maintenance		39, 54, 56, 57
Tech Operations	Line Maintenance Supv	Tech Operations	Maintenance Controller		55
Tech Operations	Line Maintenance Supv	Tech Operations	Supervisor Line Maintenance		30, 35, 39, 47, 51, 53, 53, 55, 55, 55, 62
Tech Operations	Maintenance Analyst Planner	Tech Operations	Maintenance Analyst Planner	60, 62	31, 34, 38, 43, 52, 57, 60
Tech Operations	Maintenance Controller	Tech Operations	Maintenance Control Duty Mgr		49, 62
Tech Operations	Maintenance Controller	Tech Operations	Maintenance Controller		38, 39, 53, 54, 58, 58, 64
Tech Operations	Maintenance Program Analyst	Tech Operations	Sr Engineering Specialist		55
Tech Operations	Maintenance Program Engineer	Tech Operations	Engineer II		58
Tech Operations	Maintenance Technician DAL	Tech Operations	Maintenance Controller		51
Tech Operations	Maintenance Training Instr.	Tech Operations	Technical Training Instructor		63
Tech Operations	Manager Avionics Engineer	Tech Operations	Manager Engineering		33
Tech Operations	Manager Component Shops	Tech Operations	Airframe Vendor Maint Rep		44
Tech Operations	Manager, Aircraft Records	Tech Operations	Manager, Aircraft Records		47
Tech Operations	Manager,Reliability &MaintProg	Tech Operations	Mgr AD/CFR Aircraft Info Sys		50
Tech Operations	MC Duty Manager	Tech Operations	Maintenance Controller		45
Tech Operations	MC Duty Manager	Tech Operations	MC Duty Manager		40, 41, 55
Tech Operations	MEL Engineer	Tech Operations	Engineer II		56
Tech Operations	Mgr, Maintenance Control Ctr	Tech Operations	Mgr, Maintenance Control Ctr		56
Tech Operations	Mgr. Interiors & Systems Engin	Tech Operations	Manager Project Engineering		55
Tech Operations	Mgr.TO Training	Tech Operations	Manager Technical Training M&E		61

20

Department (As of Dec. 14, 2016)	Job Title (As of Dec. 14, 2016)	Department (As of Feb. 25, 2018)	Job Title (As of Feb. 25, 2018)	Selected (Ages as of Feb. 25, 2018)	Not Selected (Ages as of Feb. 25, 2018)
Tech Operations	New Aircraft Analyst	Tech Operations	Aircraft Records Analyst II		35
Tech Operations	Powerplant Engineer	Tech Operations	Senior Engineer		38
Tech Operations	Project Engineering Manager	Tech Operations	Manager Project Engineering		38
Tech Operations	Project Engineering Manager	Tech Operations	Project Engineer II		30
Tech Operations	Project Manager, Ops Projects	Tech Operations	Project Manager III		56
Tech Operations	Quality Rep	Tech Operations	Compliance Specialist		63
Tech Operations	Quality Rep	Tech Operations	Sr Quality Assurance Auditor		33, 49, 50, 50, 56, 58, 58, 60, 65
Tech Operations	Records Analyst II	Tech Operations	Aircraft Records Analyst II		34, 43, 50, 54, 56, 58, 62
Tech Operations	Reliability Analyst	Tech Operations	Engineering Specialist I		27
Tech Operations	Reliability Analyst	Tech Operations	Engineering Specialist II		31
Tech Operations	Senior Records Analyst	Tech Operations	Sr Aircraft Records Analyst		35
Tech Operations	Systems Engineer	Tech Operations	Engineer II		30
Tech Operations	Tech Operations Supervisor	Tech Operations	Airframe Vendor Maint Rep		48, 57
Tech Operations	Tech Operations Supervisor	Tech Operations	Maintenance Technician LAX JFK		32
Tech Operations	Technical Data Mgmt Analyst	Tech Operations	Sr Engineering Specialist		49
Tech Operations	Technical Instructor	Tech Operations	Technical Training Instructor		50, 59, 63
Tech Operations	Tooling Maintenance Coordinato	Tech Operations	Tooling Coordinator		40, 64
Tech Operations	Training Coordinator	Tech Operations	M&E Train Content Developer		33

INFORMATION AND ELIGIBILITY CRITERIA NOTICE PURSUANT TO THE OLDER WORKERS BENEFIT PROTECTION ACT DISCLOSURE UNDER TITLE 29 U.S. CODE SECTION 626(f)(1)(H) DISCLOSURE STATEMENT -- JUNE 2, 2017

Pursuant to the Older Workers Benefits Protection Act, this is a list of the job titles and ages (as of the dates shown in the chart below) of Virgin America Inc. employees, except those who are part of a collective bargaining unit, who were selected and not selected for involuntary termination or position elimination and initial severance eligibility as of the dates shown in the chart below. Employees were selected based on position and responsibilities, in light of projected overlap and anticipated needs given the Alaska Air Group, Inc. purchase of Virgin

21

America Inc. Employees listed as "Selected" are eligible for severance based on the criteria in the Virgin America Inc. change-in-control severance plans. Employee terminations began occurring following the close of the transaction on December 14, 2016, and are scheduled to proceed for approximately twenty-five (25) months thereafter.

Employees listed as "Not Selected" have been offered roles in the combined Virgin America Inc.-Alaska Airlines, Inc. organization and are ineligible for severance, unless otherwise further explained with an asterisk. Employees listed as "Not Selected" and denoted with an asterisk ("*") were given a job offer in the combined Virgin America Inc.-Alaska Airlines, Inc., declined that offer, and it is unknown as of the date of this disclosure whether or when they will be selected for employment termination. Employees listed for the March 10, 2017 and June 2, 2017 selections indicated with a caret (^) experienced a job title change, and thus are listed under a different job title as of December 14, 2016.

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Airports & Guest Services						
Administrative Assistant	51	60	51	60	51	61
Continuous Improvement Rep		29		29		29
Director Airport Ops & Gst Ser	55, 57		56, 57		56, 58	
DOT Compliance Analyst		38		38		
Executive Assistant	29		29			
GS and Baggage Ops Supv	30		31		31	
GS Policy & Procedures Spec	26		27		27	
Guest Relations Agent		22, 25, 30*, 32, 34*, 43*, 60, 61		22, 26, 30*, 33, 34*, 43*, 60, 61		23, 26, 33, 34*, 44*, 60, 61
Guest Relations Specialist	29	31*, 32*, 34, 41, 42*, 51, 54*, 60, 61*	29	32*, 32*, 34, 41, 43*, 51, 54*, 60, 61*	29	32*, 33*, 34, 41, 43*, 51, 55*, 61*, 61
Guest Relations Supervisor		28, 31		29, 32		29, 32
Guest Services Manager		45, 46		45, 46		45, 47
GuestRelations Insight Analyst		33*		34*		34*
Manager, Guest Relations		46		46		46
Manager, OCC GS Support	59		59		60	
Manager, Policies & Procedures	47		47		47	
Mgr, Continuous Improvement		49		50		50
OCC Guest Services Supervisor	33, 33, 33, 34	32	33, 33, 33, 34	33	33, 34, 34, 34	33
Ramp Operations Mgr I	48		48			
Ramp Operations Mgr II		34, 41		34, 41		34, 41
Ramp Operations Supervisor		27, 27, 28, 29, 30, 31, 32, 32, 38, 38, 43, 48, 54, 65		27, 27, 29, 29, 30, 31, 32, 33, 38, 38, 43, 48, 54, 65		27, 27, 29, 29, 30, 31, 32, 33, 38, 38, 44, 49, 55, 66

22

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Ramp Safety & Ops Specialist	32, 51		32, 52		32	
Station Concierge Supervisor	35		35			
Station Director	57	45	57	45	57	45
Station Manager III	38	35, 50	38	36, 50	38	36, 50
Station Manager Level I	64		64		64	
Station Manager Level II	42, 49, 58, 59	25, 35, 37, 39, 40, 41, 44, 44, 53, 58	43, 49, 59, 59	25, 35, 37, 39, 40, 41, 44, 44, 53, 58	43, 49, 59, 59	26, 35, 38, 40, 40, 42, 45, 45, 53, 58
Supv, Procedures and Process	32	47	33	47	33	47
Supv. Airport Gst Svcs II	27, 28, 31, 34, 34, 35, 36, 40, 41, 42, 42, 43, 44, 46, 50	28, 29, 30, 32, 34, 44, 47	27, 28, 31, 34, 34, 35, 36, 40, 42, 42, 42, 43, 44, 46, 50	28, 29, 31, 32, 34, 44, 47	27, 28, 32, 34, 34, 36, 36, 41, 42, 42, 42, 44, 45, 47, 51	28, 31, 33, 34, 44, 48
Supv. Airport Gst Svcs. I	26, 27, 27, 28, 30, 30, 30, 31, 31, 34, 39, 39, 41, 41, 41, 50, 51, 57	25, 28, 28, 30, 34, 34, 36, 41, 42, 43, 43, 48, 50, 55	26, 27, 28, 28, 30, 30, 30, 31, 31, 34, 39, 40, 41, 41, 42, 50, 51, 57	26, 29, 29, 30, 34, 34, 36, 41, 43, 43, 43, 48, 51, 55	27, 28, 28, 30, 30, 30, 31, 34, 40, 40, 41, 42, 42, 50, 52	26, 26, 29, 29, 31, 34, 35, 36, 41, 43, 43, 43, 49, 51, 55
Corporate Security						
Director Security		57				
Fraud Analyst	37		37		37	
Manager Corporate Security		47		47		48
MD Safety & Security				57^		57^
Regulatory Security Coordinator		35		35		35
Security Investigative Manager	39		40		40	
Executive						
CEO & President	56					
Chief Marketing Officer	54					
Chief Operating Officer	60					
Executive Assistant to CEO	62		62		62	
President Virgin America			47^		47^	
SVP & CFO	47					
SVP General Counsel	60					
SVP People & Inflight	64					
SVP Planning/Sales/Rev. Mgmt.	57					
SVP Technical Operations	52					
VP Rev Mgmt & Products		52				

23

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
VP Treasurer	52					
VP, Branding & Communications	41		41		41	
VP, Controller	46		46		46	
VP, Flight Operations	61		61		61	
VP/Chief Technology Officer	47					
Facilities						
CRE Contract Services Manager	63		63		64	
Director, Real Estate/Facs		46				
Manager Airline Facilities		34*	34		34	
MD CA Airport Real Estate				46^		47^
Finance						
Accounts Payable Analyst	26, 36, 46		26, 36, 46		26, 36, 46	
Aircraft and Lease Manager	48		48		49	
Banking Operations Manager	48		49			
Buyer Analyst	33		33			
Catering Procurement Mgr	38		38		38	
Contract Administration Mgr.	39		39			
Director Financial Planning	41, 41					
Director Internal Audit	38					
Director Procurement	49					
Director SCM-Airbus Operations				45^		45^
Director, Assistant Controller	43		43		43	
Director, Ex Report/Tech Acct	43					
Director, Investor Relations	37					
Director, Revenue Accounting		52		52		52
Div. Finance Mgr II	34		34		34	
Executive Assistant	39		39			
Financial Plan & Analy Manager	27, 33, 35, 47		28, 33^, 36, 47		33^, 36, 47	
Guest Refunds Lead	35		35		36	
Heavy Maint. Materials Supv		69		69		70
Heavy Materials Manager		55		56		56
Junior Accountant Analyst	24, 35		24, 36		24, 36	
Manager Accounting	29, 32, 38		29, 32, 38		29, 33, 38	
Manager Accounts Payable	36		36		36	
Manager Payroll		48		48		48
Materials Manager		45				
MD Financial Planning			41^		41^	
MD Procurement			49^		49^	
Mgr. Revenue Acct.	32		33		33, 35^	
Payroll Analyst - NonCrew	56	46	56	47		47, 56

24

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Revenue Accounting Analyst	45		45		45	
Sr Staff Accountant	26, 27, 29, 29, 32, 58		27, 28, 29, 29, 32, 59		27, 29, 33, 59	
Sr. Technical Accountant	33					
Staff Accountant	27, 30, 38		27, 38		27, 38	
Flight Operations						
Assistant Chief Pilot		49				
Base Chief Pilot	47	40, 47	47	40, 48	48	41, 48
Brand& Communication Specialist	27		27		27	
Crew Qualification Specialist	36, 56		36, 56		37, 56	
Crew Records/Training Sch		36		36		37
Director FO Training		49		49		49
Director, Operations				46^		47^
Director, System Chief Pilot		46				
Director,Flight Standards & QA		41		42		42
Executive Assistant		38		38		39
Flight Operations Auditor	51		51		52	
Flight Operations Project Mgr.	32		32		32	
Flight Ops Engineer	51		51	25	51	26
Ground School Instructor		33, 54, 69		33, 54, 69		33, 54, 69
Ground Training & Systems Mgr		31		31		31
Manager Flight Efficiency	29		29		29	
Mgr Flight Ops Training	40		41		41	
Mgr Inst Sys Design & Training		45		45		45
Mgr. Flight Ops Engineering		53		54		54
Mgr. Flight Technical	54		55		55	
Mgr. Tech Pubs.	31		31		31	
Program Mgr, Corporate Process	32					
Standards Captain		41, 44, 49, 54		42, 44, 49, 54		42, 44, 49, 55
Supv Pilot Crew Records/Sched		46		46		46
System Chief Pilot				49^		49^
Technical Data Mgmt Analyst	26		26		26	
Technical Data Mgmt Spec 2	41, 42		41, 42		41, 42	
Technical Data Mgmt Spec 3	31, 51		31, 51		32, 51	
Technical Writer	31		31		31	
Inflight						
Administrative Assistant		27		27		28

25

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Cabin Safety & Compliance Mgr	44		44		45	
Catering Operations Analyst		31, 51		31, 51		31, 51
Director, Inflight		52				
InFlight Guest Experience Mgr	57		57		57	
In-Flight Manager		42, 43		43, 44		43, 44
InFlight Operational Lead Supv	38	39	38	39	38	39
InFlight Operations Manager		52		52		53
Inflight Policy& Proc Analyst		50		50		50
InFlight Supervisor	39, 49, 56, 64	28, 38, 43, 48, 60	39, 49, 57, 65	28, 38, 43, 48, 60	39, 49, 65	29, 38, 43, 48, 60
MD, VX InFlight				52^		52^
Mgr, InFlight Communications	31					
Mgr. Inflight Catering	60		60		61	
Project Manager, InFlight	40		40		40	
Uniforms& Promotions Supervisor	30		30		31	
			IT			
Applications Administrator		27, 35, 47		27, 36, 47		28, 36, 48
Bus Systems Partner Manager		55		56		56
Data Scientist Corp. Analytics		31		31		32
Database Architect		50		50		50
Dir,Integration Project Mgmt			36^		36^	
Director IT Operations	40					
Director, Software Engineering	44		44		44	
IT Business Systems Analy		33, 46, 55, 56		33, 47, 55, 57		34, 47, 55
IT Network Manager		46		47		47
IT Project Analyst		39		39		39
IT Support Tech Analyst		27, 35, 37, 37, 42, 53		27, 35, 37, 37, 43, 53		27, 35, 37, 38, 43, 54
Jr. Software QA Engineer		32		32		32
Jr. Windows Systems Admin		38, 39		38, 40		39, 40
Linux Systems Administrator		49		50		50
Manager IT Technical Supp		39		40		40
Manager, Web Technology & Test		39		39		39
MD IT Operations			40^		40^	
Mgr - Software Engineer		32		33		33
Mgr. IT Infrastructure & Data		50		50		50
Network Engineer		33, 37		33, 37		33, 37
Program Project Mgr.	36					
QA Java Engineer		28		28		28
Senior Security Engineer		45		46		46

26

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Sr Applications Administrator		50		50		51
Sr Network Engineer		47		48		48
Sr. IT Architect		47		47		47
Sr. IT Web Developer		46		46		47
Sr. Linux Systems Engineer		37, 45		37, 46		37, 46
Sr. Software Test Engineer		31		31		32
Sr. Telephony Engineer		48		49		49
Sr. Windows Systems Administra		29, 31		29, 32		30, 32
Legal & Gov't Affairs						
Director& Assoc General Counsel	34, 38		35, 38		35, 39	
Director& Deputy General Counsel	47		48		48	
Paralegal (Contracts Adm)	60		60		61	
Marketing						
Co-Brand Prgm Lead, Marketing			35^		36^	
Corp Comm Manager	34		34		34	
Design Director Manager	38		38			
Digital Graphic Designer	30		30			
Digital Marketing Manager	49		50		50	
Digital Promotions Manager	55		55			
Director Corporate Commun	31					
Director Digital Marketing	38		38			
Head of Brand Creative	40		40		40	
Head of Public Relations	40		40		41	
IFE Content & Partnership Mgr	41		41		41	
Interim Director,Guest Loyalty			33^		33^	
Jr. Designer	27		28		28	
Manager - Brand Marketing	33, 42		33, 42		33	
Manager, Media Relations	27		27		27	
Manager, Product Development		51		52		
Manager, Web Development -Mktg	47		47		47	
Marketing Coordinator	30		30		31	
Marketing Web Developer	30, 38		30, 38		30, 38	
Marketing Writer		39		39		39
Mgr Non-Airline Partnerships	40		40			
Senior Advisor	47		47		48	
Social Media Community Analyst	29		29		29	
Social Media Manager	43		43		43	
Sr Analyst Co-Brand Marketing	35					

27

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Sr Analyst,Marketing Analytics	31	27	31			
Sr Loyalty Analyst		34*	34			
Operations Control Center						
Crew Payroll Supervisor		35		36		36
Crew Planning Analyst	31		31		31	
Crew Planning Mgr.	63		63		63	
Crew Resource Analyst		43		44		44
CSS Supervisor	30, 32		31, 32		31, 32	
Director – OCC	60					
Director, Crew Resources	60		60		60	
Manager Dispatch	52		52		52	
Manager Pilot Crew Scheduling	38		38		38	
Manager, OCC Policies & Admin		39		39		39
MD, OCC			60^		61^	
Mgr,ITM CrewScheduling/Fcsting	31		32			
Supervisor, Crew Pay & Support		34		34		34
System Ops Center Manager	40, 43, 58, 63	39	40, 43, 58, 64	39	40, 43, 58, 64	40
People						
Comp & Benefits Analyst	28		28		28	
Compensation Manager	34		35			
Corp Learning Logistics Supv	25		25		25	
Corporate Learning Dev. Instr		46		46		46
Director Compensation & Ben	39					
Director Corporate Learning	49					
Director, People	39					
Director, Teammate Relations	43					
Drug & Alcohol Specialist	36		36		36	
Executive Assistant	32		33			
GS Instructor I		29		29		29
GS Learning Instructor II	33	27*	33	27*	33	
HR Business Partner	38, 38		38		39	
HR Operations Manager	38		38		39	
InFlight Learning Exp Supv		33		33		33
InFlight Learning Instr II	43, 51		43, 51		43, 51	
Learning Technologies Designer	35		35		35	
Leave of Absence Specialist	27		28		28	
LMS and Analytics Analyst	31		32		32	

28

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Manager Benefits and Wellness	35		35		35	
Manager Leadership Development	61		61			
Manager Recruitment	43		43		44	
Manager, GS & CC Learning			30^		30^	
Manager, Leave Administration		35		35		36
Manager, Teammate Experience	40		40		40	
Manager, TM Relations Programs	47		47		48	
MD Corporate Learning			49^		50^	
MD, VX People			39^		39^	
Mgr Learning Ops & Delivery		44				
Mgr, Learning Design & Tech		35				
Mgr. Drug/Alcohol Program	44		44		44	
Mgr. Travel & Accomodations	59		59		60	
Ramp Instructor II		36, 54		36, 54		36, 55
Recruiter		31		32		32
Recruitment Coordinator		27, 36, 41, 48		27, 36, 41, 48		28, 37, 41, 49
Supervisor Ramp Learning	46		46		47	
Supv. GS & CC Learning	30					
Talent Acquisition Manager		48, 53, 58		48, 53, 58		48, 53, 58
Team Travel Specialist	27		27		28	
Teammate Communication Spec	30					
Teammate Experience Guru	54		54		55	
Teammate Experience Specialist			29^		29^	
Teammate Relations - JD	33		33			
Teammate& Community Events Mgr	39		39		40	
Workers Comp Program Manager		30		30		31
Planning						
Ancillary Revenue Manager		26		26		
Commercial Project Specialist	29					
Director Network Planning	37		37		38	
Director of Sales	51		52		52	
National Acct Mgr (Corp)		40, 41, 46, 52		40, 42, 46, 52		40, 42, 46, 52
Network Planning Manager		34				
Pricing Manager	38		38			

29

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Revenue Planning&Inventory Mgr		34				
Revenue Strategy Manager	36					
Sales & Distribution Analyst		43		43		43
Sr Analyst - Schedule Planning		33		33		
Sr Analyst- Price and Rev Mgt	28, 29, 32	31*, 32, 33, 35*, 40*	28, 29, 35	31*, 41*	28, 29, 31, 41	
Safety						
ASAP Safety Manager		35		36		36
Director of Safety	59					
Emergency Prepardedness Mgr.	48		48		48	
FOQA Data Safety Analyst	31		32		32	
FOQA Program Manager	33		33			
Ground Safety Manager		48		48		
SIMS & IEP Manager	34		34			
Sales						
Call Center Supervisor	32		32			
CC-QA Policy & Procedure Spec	28		28		29	
Contact Center Strategy Mgr	52		52		52	
Contact Ctr Systems Admin	49		50		50	
Director, Distribution	44					
eCommerce Specialist		33		33		34
Elevate Call Center Specialist	29		30		30	
Executive Sales Support Spec	49		50		50	
Manager Agency Distribution	48		48		48	
MD Virgin America Integration			45^		45^	
Reservation Systems Manager	42		42		42	
Sr. Analyst Distribution Analy	38		38		38	
Sr. Analyst, Sales Distributio	27		27			
Sr. Reservation Systems Analys	32, 33, 38		32, 34, 38		32, 34, 38	
Tech Operations						
Administrative Assistant		41		42		42
Airworthiness Direcive Coordin		37		37		32, 37
Business Process Manager		62		62		62
CASS Manager		47		47		47
Chief Engineer		54		54		54
Dir Cabin Sys Proj Eng & PD		35				
Dir. Chief Insp QA/Traing	65		65			
Director of Base MX & Planning	56					
Director of Engineering	48					

30

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Director of MCC & Line Mainten		54				
Engine Records Analyst		56		57		57
ETOPS Program Manager	55		55		55	
General Manager Heavy MX		53		53		53
IFE Engineer		31, 32		32, 33		32, 34
Interiors Engineer		40		41		41
Interiors Project Engineer		37		37		37
Line Maintenance Manager		38, 44, 53, 55, 56		38, 44, 53, 55, 56		39, 45, 54, 56, 56
Line Maintenance Supv		29, 34, 38, 46, 50, 51, 51, 52, 53, 54, 54, 54, 54, 61		29, 34, 39, 46, 50, 51, 52, 52, 54, 54, 54, 54, 61		29, 34, 39, 46, 50, 52, 53, 54, 54, 55, 55, 62
Maintenance Analyst Planner	46, 58, 61	33, 37, 56, 59	46, 59, 61	33, 33, 37, 56, 59	59, 61	33, 33, 38, 56, 59
Maintenance Controller		37, 38, 38, 41, 48, 52, 53, 56, 57, 61, 63		37, 38, 39, 41, 48, 52, 53, 57, 57, 61, 63		37, 39, 48, 52, 54, 57, 57, 61, 63
Maintenance Program Analyst				54^		54^
Maintenance Program Engineer		57		57		57
Maintenance Training Instr.		60, 62		62		62, 68
Manager Avionics Engineer		32		32		32
Manager Component Shops		43		43		44
Manager, Aircraft Records		46		46		47
Manager, Maintenance Planning	36, 43		37, 43		37, 44	
Manager,Reliability&MaintProg		38, 49		38, 49		50
MC Duty Manager	39	39, 44, 53	40	39, 44, 54	40	40, 44, 54
MD MCC & Line Maintenance				54^		54^
MEL Engineer		55		55		56
Mgr, Maintenance Control Ctr		55		55		55
Mgr, MX Technical Projects		48		49		49
Mgr. Interiors & Systems Engin		54		54		54
Mgr.TO Training		59		60		60
New Aircraft Analyst		34		34		34
Powerplant Engineer		37		38		38
Project Engineering Manager				29		29
Project Manager, Ops Projects		55		55		55

31

	December 14, 2016		March 10, 2017		June 2, 2017	
Job Title	Selected	Not Selected	Selected	Not Selected	Selected	Not Selected
Quality Rep	62	31, 48, 49, 49, 49, 55, 56, 56, 59, 59, 64	62	32, 48, 49, 49, 49, 55, 57, 57, 59, 59, 64	63	32, 49, 49, 50, 56, 57, 57, 60, 60, 64
Records Analyst II		33, 42, 49, 53, 55, 57, 61		33, 42, 49, 53, 55, 57, 61		33, 42, 49, 53, 56, 57, 62
Reliability Analst		29, 54		30		26, 30
Senior Records Analyst		34		35		35
Structures Engineer		44		44		39
Systems Engineer		29		30		30
Tech Operations Supervisor		31, 42, 47, 54, 56		31, 42, 47, 55, 56		31, 43, 47, 55, 57
Technical Data Mgmt Analyst		48		48		48
Technical Instructor		49, 58, 62		49, 58, 62		49, 58, 62
Tooling Maintenance Coordinato		39, 63		39, 63		39, 63
Training Coordinator		32		32		32
Trax Systems Manager	32		32		32	

32